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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    February 22, 1996
                                                     -----------------

                               CML Group, Inc.
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           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


        0-12628                                          04-2451745
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(Commission File Number)                   (I.R.S. Employer Identification No.)


524 Main Street, Acton, Massachusetts                                   01720
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(Address of Principal Executive Offices)                              (Zip Code)


                               (508) 264-4155
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.
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        On February 22, 1996, the Board of Directors of CML Group, Inc. (the
"Company") elected Messrs. Robert J. Samuelson and Glenn E. Davis and Ms. Nancy
S. Wang as the Company's Executive Vice President; Vice President, Finance and Chief Financial Officer; and Vice President, Investor Relations and Controller, respectively. Messrs. Samuelson and Davis and Ms. Wang formerly held the positions of Senior Vice President and Chief Financial Officer; Vice President and Controller; and Vice President, Investor Relations, respectively.






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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 1996                   CML GROUP, INC.
                                       (Registrant)



                                          /s/ Glenn E. Davis
                                        -----------------------------------
                                        By:   Glenn E. Davis
                                              Vice President, Finance
                                              and Chief Financial Officer





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